Exhibit 10.2

FIFTH JOINDER AND SUPPLEMENT

to

INTERCREDITOR AGREEMENT

Reference is made to (i) that certain Intercreditor Agreement, dated as of November 3, 2006 (as supplemented on the date hereof through the execution and delivery of this Agreement and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among JPMorgan Chase Bank, N.A., as Intercreditor Agent (the “Intercreditor Agent”), Wilmington Trust Company, as Trustee and as Collateral Agent (the “Trustee”), Momentive Specialty Chemicals Holdings LLC (f/k/a Hexion LLC) (“MSCH”), Momentive Specialty Chemicals Inc. (f/k/a Hexion Specialty Chemicals, Inc.) (the “Company”), each subsidiary of the Company party thereto (together with MSCH and the Company, the “Momentive Parties”), as supplemented by (a) that certain Joinder and Supplement to Intercreditor Agreement, dated as of January 29, 2010, among the Intercreditor Agent, the Trustee, Wilmington Trust FSB, as a Senior-Priority Agent for the holders of the New Notes (as defined therein) (the “Existing 1.5 Notes”), and the Momentive Parties, (b) that certain Supplement to the Intercreditor Agreement, dated as of June 4, 2010, among NL COOP Holdings LLC, the Intercreditor Agent and the Trustee, (c) that certain Third Joinder and Supplement to Intercreditor Agreement, dated November 5, 2010, among the Intercreditor Agent, the Trustee, Wilmington Trust Company, as Second-Priority Agent for the holders of the New Notes (as defined therein), the Momentive Parties and NL Coop Holdings LLC, and (d) that certain Fourth Joinder and Supplement to Intercreditor Agreement, dated March 14, 2012, among the Intercreditor Agent, the Trustee, Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as Senior-Priority Agent for the holders of the Existing 1.5 Notes, Wilmington Trust, National Association, as Senior-Priority Agent for the New Notes (as defined therein) (the “First Lien Notes”), and the Momentive Parties, (ii) (a) that certain Indenture, dated as of November 3, 2006, by and among Hexion U.S. Finance Corp. (the “U.S. Issuer”) and Hexion Nova Scotia Finance, ULC (the “Canadian Issuer” and the Canadian Issuer, together with the U.S. Issuer, the “Issuers”), the guarantors named therein and the Trustee (the “Second Secured Notes Indenture”), and (b) that certain Indenture, dated as of November 5, 2010, by and among the Issuers, the guarantors named therein and the Trustee (the “Subsequent Second Secured Notes Indenture” and, the Subsequent Second Secured Notes Indenture, together with the Second Secured Notes Indenture, the “Second Lien Indentures”), and (iii) the indenture, dated as of January 29, 2010, by and among Hexion Finance Escrow LLC, Hexion Escrow Corporation and Wilmington Trust FSB, as trustee (as supplemented by the supplemental indenture, dated January 29, 2010, by and among the Issuers, the guarantors party thereto and Wilmington Trust FSB, as trustee, the “Base Indenture”), as supplemented by the second supplemental indenture, to be entered into as of the date hereof (together with the Base Indenture, the “New Indenture”), among the Issuers, the guarantors named therein and Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as trustee, pursuant to which the Issuers will issue an additional $200,000,000 aggregate principal amount of 8.875% senior secured notes due 2018 (the “New Notes”). Capitalized terms used but not defined herein shall have the meanings assigned in the Intercreditor Agreement.

This Fifth Joinder and Supplement to the Intercreditor Agreement (this “Agreement”), dated as of January 14, 2013 (the “Effective Date”), by and among (i) Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as Senior-Priority Agent for the holders of the 1.5 Notes (the “1.5 Notes Trustee”), (ii) Wilmington Trust, National Association, as Senior-Priority Agent for the First Lien Notes, (iii) the Intercreditor Agent, (iv) Wilmington Trust Company, as Trustee and Collateral Agent and as Second-Priority Agent, (v) MSCH, (vi) the Company and (vii) each Subsidiary of the Company listed on Schedule I hereto, has been entered into to (A) with respect to the Liens securing certain Obligations as set forth below, to confirm and evidence that such Liens shall, for purposes of the Intercreditor Agreement, be equal and ratable with all Liens on the Common Collateral securing any other Senior Lender Claims and (B) for certain related purposes.

The parties to this Agreement hereby agree as follows:

A. The 1.5 Notes Trustee hereby acknowledges and agrees that it shall act as Senior-Priority Agent under the Intercreditor Agreement on behalf of the holders of the New Notes.

B. The New Indenture has been designated by the Company and the Issuers as being included in the definition of “Credit Agreement” set forth in each of the Second Lien Indentures, which designation shall be irrevocable until such time as all Liens securing the New Notes have been released pursuant to Section 11.03 of the New Indenture (and any purported revocation of such designation prior to such time shall be ineffective for all purposes of the Intercreditor Agreement). The New Indenture, the New Notes, the Security Documents (as defined in the New Indenture), and any related document or instrument executed and delivered pursuant to any of the foregoing shall constitute “Senior Credit Documents” as defined in each of the Second Lien Indentures.

C. The Liens securing the Obligations under the New Notes, the New Indenture and any other document or agreement entered into pursuant thereto granted pursuant to the Security Documents have been designated by the Company and the Issuers as having been incurred pursuant to clause (8) of the definition of “Permitted Liens” set forth in each of the Second Lien Indentures, which designation shall be irrevocable until such time as all Liens securing the New Notes have been released pursuant to Section 11.03 of the New Indenture (and any purported revocation of such designation prior to such time shall be ineffective for all purposes of the Intercreditor Agreement). The Obligations under the New Indenture and any other document or agreement entered into pursuant thereto constitute First-Lien Indebtedness (which First-Lien Indebtedness, for the avoidance of doubt, also constitutes Future First-Lien Indebtedness) and Senior Lender Claims.

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D. The Liens on the Common Collateral securing such Senior Lender Claims shall have priority over and be senior in all respects to all Liens on the Common Collateral securing any Second-Priority Claims on the terms set forth in the Intercreditor Agreement and, subject to the terms of any other applicable intercreditor agreement (including that certain Intercreditor Agreement, dated as of January 29, 2010 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “1.5 Lien Intercreditor Agreement”)), then in effect, shall be equal and ratable with all Liens on the Common Collateral securing any other Senior Lender Claims.

E. So long as the Discharge of Senior Lender Claims has not occurred and subject to the terms of any other applicable intercreditor agreement (including the 1.5 Lien Intercreditor Agreement) then in effect, the Common Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, the Common Collateral upon the exercise of remedies shall be applied by the Intercreditor Agent ratably to the Senior Lender Claims and, with respect to each class of Senior Lender Claims, in such order as is specified in the relevant Senior Lender Documents until the Discharge of Senior Lender Claims has occurred.

F. Except as expressly provided herein, in the Intercreditor Agreement or in any Senior Lender Documents, the 1.5 Notes Trustee is acting in the capacity of Senior-Priority Agent solely with respect to the Senior Lender Claims owed to the 1.5 Notes Trustee and the holders of the New Notes issued pursuant to the New Indenture. For the avoidance of doubt, the provisions of Article VII of the New Indenture applicable to the 1.5 Notes Trustee thereunder shall also apply to the 1.5 Notes Trustee acting under or in connection with the Intercreditor Agreement.

G. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

H. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

JPMORGAN CHASE BANK, N.A., as Intercreditor Agent

By:	/s/ Peter S. Predun
Name: Peter S. Predun
Title: Executive Director

WILMINGTON TRUST, NATIONAL ASSOCIATION, as a Senior-Priority Agent for holders of the First Lien Notes

By:	/s/ Jane Schweiger
Name: Jane Schweiger
Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION (as successor by merger to Wilmington Trust FSB), as a Senior-Priority Agent for holders of the 1.5 Notes

By:	/s/ Jane Schweiger
Name: Jane Schweiger
Title: Vice President

WILMINGTON TRUST COMPANY, as Trustee and Collateral Agent and as Second-Priority Agent

By:	/s/ W. Thomas Morris, II
Name: W. Thomas Morris, II
Title: Vice President

[Signature Page for Fifth Joinder and Supplement to Second Lien Intercreditor Agreement]

MOMENTIVE SPECIALTY CHEMICALS HOLDINGS LLC

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Corporate Secretary

MOMENTIVE SPECIALTY CHEMICALS INC.

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Corporate Secretary

BORDEN CHEMICAL FOUNDRY, LLC

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Secretary

MOMENTIVE SPECIALTY CHEMICALS INVESTMENTS INC.

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Corporate Secretary

MOMENTIVE INTERNATIONAL INC.

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Secretary

MOMENTIVE CI HOLDING COMPANY (CHINA) LLC
By: Lawter International Inc., as sole managing member

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Secretary

[Signature Page for Fifth Joinder and Supplement to Second Lien Intercreditor Agreement]

HEXION U.S. FINANCE CORP.

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Secretary

HSC CAPITAL CORPORATION

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Secretary

LAWTER INTERNATIONAL INC.

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Secretary

OILFIELD TECHNOLOGY GROUP, INC.

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Corporate Secretary

NL COOP HOLDINGS LLC By: Momentive Specialty Chemicals Inc., as sole member

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Corporate Secretary

[Signature Page for Fifth Joinder and Supplement to Second Lien Intercreditor Agreement]

SCHEDULE I

Subsidiary Parties

Borden Chemical Foundry, LLC

Momentive Specialty Chemicals Investments Inc.

Momentive International Inc.

Momentive CI Holding Company (China) LLC

Hexion U.S. Finance Corp.

HSC Capital Corporation

Lawter International Inc.

Oilfield Technology Group, Inc.

NL COOP Holdings LLC